UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

FIDELITY & GUARANTY LIFE
(Exact name of registrant as specified in its charter)

Delaware	001-36227	46-3489149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Ruan Center 601 Locust Street, 14th Floor Des Moines, IA		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 445-6758
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Fidelity & Guaranty Life (the “Company”) held its annual meeting of stockholders on September 30, 2016 (the “Meeting”). The matters that were voted upon at the Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter where applicable are set forth below.

i.	To elect three Class II directors:

	For	Withheld
Omar M. Asali	52,093,418	3,623,913
William P. Melchionni	53,536,107	2,181,224
Joseph S. Steinberg	52,089,374	3,627,957

There were 884,832 broker non-votes represented at the Meeting with respect to this matter.

ii.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2016:

For	Against	Abstain
56,584,395	14,832	2,936

There were 0 broker non-votes represented at the Meeting with respect to this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY & GUARANTY LIFE

/s/ Eric L. Marhoun

Eric L. Marhoun
Executive Vice President, General Counsel and Secretary

Dated: October 3, 2016